Supplement dated April 13, 2022 To the Current
Summary Prospectus, Statutory Prospectus
and Statement of Additional Information For:
Invesco Main Street Mid Cap Fund®
Invesco Main Street Small Cap Fund®
Invesco V.I. Main Street Mid Cap Fund®
Invesco V.I. Main Street Small Cap Fund®
(each, a “Fund”)
This supplement amends the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information of each of the above referenced Funds and is in addition to any other supplement(s). You should read this supplement in conjunction with the Summary Prospectuses, Statutory Prospectuses and Statements of Additional Information and retain it for future reference.
Effective April 12, 2022, Kristin Ketner Pak no longer serves as Portfolio Manager of the Funds. All references to Ms. Ketner Pak in the Summary and Statutory Prospectuses and Statements of Additional Information are hereby removed.
AGS-AVIF-SUMSTATSAI-SUP 041322